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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

        On March 18, 2005, Dale A. Stringfellow, Ph.D. Chairman of the Board of Directors of Myriad Genetics, Inc. passed away from complications of cancer. Dr. Stringfellow had been a Director of Myriad since December 1991 and Chairman of the Board of Directors since November 2003. He was a distinguished leader and made a significant contribution to the building of Myriad.

        Walter Gilbert, Ph.D., Vice Chairman of Myriad's Board of Directors, will serve as acting Chairman until such time as the board of directors approves a successor.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.
Date: March 24, 2005	By:	/s/ PETER D. MELDRUM Peter D. Meldrum President and Chief Executive Officer

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  ITEM 8.01 Other Events
SIGNATURES